UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 3, 2005

UNITED DOMINION REALTY TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-10524	54-0857512
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

1745 Shea Center Drive, Suite 200, Highlands Ranch, Colorado	80129
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (720) 283-6120

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. Entry into a Material Definitive Agreement
ITEM 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
ITEM 9.01. Financial Statements and Exhibits
Signatures
Exhibit Index
Articles Supplementary Filed with the State Department of Assessments and Taxation
Description of New Out-Performance Program
Description of Series C Out-Performance Program
Description of Amendment to Series A Out-Performance Program

ITEM 1.01. Entry into a Material Definitive Agreement

     At the Annual Meeting of Stockholders of United Dominion Realty Trust, Inc. (the “Company”) held on May 3, 2005 (the “Meeting”), the Company’s stockholders approved the Company’s New Out-Performance Program, including the Series C Out-Performance Program, pursuant to which certain of our executive officers and other key employees may be given the opportunity to invest in performance shares of United Dominion Realty, L.P., a Delaware limited partnership in which we are the general partner. A description of the New Out-Performance Program is attached hereto as Exhibit 10.01 and is incorporated herein by reference. A description of the Series C Out-Performance Program is attached hereto as Exhibit 10.02 and is incorporated herein by reference.

     At the Meeting, the Company’s stockholders also approved an amendment to the Company’s Series A Out-Performance Program to allow participants to sell interests in the Series A Out-Performance Program to the Company or to exchange interests in the Series A Out-Performance Program for interests in subsequent out-performance programs. A description of the amendment to the Series A Out-Performance Program is attached hereto as Exhibit 10.03 and is incorporated herein by reference.

ITEM 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

     At the Meeting, the Company’s stockholders approved the creation and issuance of our new Series F Preferred Stock. On May 4, 2005, the Company filed with the State Department of Assessments and Taxation of the State of Maryland Articles Supplementary relating to the Series F Preferred Stock. A copy of the Articles Supplementary, which became effective on May 4, 2005, is attached hereto as Exhibit 3.05 and is incorporated herein by reference.

ITEM 9.01. Financial Statements and Exhibits

     (c) Exhibits

Exhibit
No.	Description
3.01	Amended and Restated Articles of Incorporation (incorporated by reference to Exhibit A to Exhibit 2.01 to the Company’s Current Report on Form 8-K dated and filed with the Commission on June 11, 2003, Commission File No. 1-10524).

3.02	Articles Supplementary filed with the State Department of Assessments and Taxation of the State of Maryland on March 21, 2005 (incorporated by reference to Exhibit 3.02 to the Company’s Current Report on Form 8-K dated March 17, 2005 and filed with the Commission on March 22, 2005, Commission File No. 1-10524).

3.03	Articles of Amendment to the Amended and Restated Articles of Incorporation filed with the State Department of Assessments and Taxation of the State of Maryland on March 21, 2005 (incorporated by reference to Exhibit 3.03 to the Company’s Current Report on Form 8-K dated March 17, 2005 and filed with the Commission on March 22, 2005, Commission File No. 1-10524).

3.04	Certificate of Correction to Articles of Merger between the Company and United Dominion Realty Trust, Inc., a Virginia corporation, filed with the State Department of Assessments and Taxation of the State of Maryland on March 21, 2005 (incorporated by reference to Exhibit 2.02 to the Company’s Current Report on Form 8-K dated March 17, 2005 and filed with the Commission on March 22, 2005, Commission File No. 1-10524).

3.05	Articles Supplementary filed with the State Department of Assessments and Taxation of the State of Maryland on May 4, 2005.

10.01	Description of the Company’s New Out-Performance Program.

10.02	Description of the Series C Out-Performance Program.

10.03	Description of the Amendment to the Series A Out-Performance Program.

10.04	Description of the Series A Out-Performance Program (incorporated by reference to Exhibit 10(xviii) to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2001, Commission File No. 1-10524).

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED DOMINION REALTY TRUST, INC.
Date: May 9, 2005	/s/ Scott A. Shanaberger
Scott A. Shanaberger
Senior Vice President and Chief Accounting Officer

Exhibit Index

Exhibit No.	Description
3.01	Amended and Restated Articles of Incorporation (incorporated by reference to Exhibit A to Exhibit 2.01 to the Company’s Current Report on Form 8-K dated and filed with the Commission on June 11, 2003, Commission File No. 1-10524).

3.02	Articles Supplementary filed with the State Department of Assessments and Taxation of the State of Maryland on March 21, 2005 (incorporated by reference to Exhibit 3.02 to the Company’s Current Report on Form 8-K dated March 17, 2005 and filed with the Commission on March 22, 2005, Commission File No. 1-10524).

3.03	Articles of Amendment to the Amended and Restated Articles of Incorporation filed with the State Department of Assessments and Taxation of the State of Maryland on March 21, 2005 (incorporated by reference to Exhibit 3.03 to the Company’s Current Report on Form 8-K dated March 17, 2005 and filed with the Commission on March 22, 2005, Commission File No. 1-10524).

3.04	Certificate of Correction to Articles of Merger between the Company and United Dominion Realty Trust, Inc., a Virginia corporation, filed with the State Department of Assessments and Taxation of the State of Maryland on March 21, 2005 (incorporated by reference to Exhibit 2.02 to the Company’s Current Report on Form 8-K dated March 17, 2005 and filed with the Commission on March 22, 2005, Commission File No. 1-10524).

3.05	Articles Supplementary filed with the State Department of Assessments and Taxation of the State of Maryland on May 4, 2005.

10.01	Description of the Company’s New Out-Performance Program.

10.02	Description of the Series C Out-Performance Program.

10.03	Description of the Amendment to the Series A Out-Performance Program.

10.04	Description of the Series A Out-Performance Program (incorporated by reference to Exhibit 10(xviii) to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2001, Commission File No. 1-10524).

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